Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated February 27, 2024

June 21, 2024

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on June 30, 2024, and the Fund will commence a new outcome period that will begin on July 1, 2024 and end on June 30, 2025. The Fund’s new Cap will not be determined until the start of the new outcome period on July 1, 2024. A supplement to the Fund’s prospectus will be filed on June 28, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of June 20, 2024, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator 20+ Year Treasury Bond 9 Buffer ETF™ – July	TBJL	21.00% – 30.00% (20.21% – 29.21% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference